[MHM FINAL]

[Translation]

SECURITIES REGISTRATION STATEMENT

(for NAV sale)

VANGUARD WELLESLEY INCOME FUND

(2459)

SECURITIES REGISTRATION STATEMENT

(for NAV sale)

To: Director of Kanto Local Finance Bureau

Filing Date of SRS: March 31, 2009

Name of the Registrant Trust:	VANGUARD WELLESLEY INCOME FUND

Name of Representative:	John J. Brennan
Chairman

Address of Principal Office:	100 Vanguard Boulevard,
Malvern, Pennsylvania 19355
U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-Law

Address or Place of Business	Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building,
6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Offering or Sale for Registration

Name of the Fund Making	VANGUARD WELLESLEY INCOME FUND
Offering or Sale of Foreign
Investment Fund Securities:

Aggregate Amount of Foreign	The approximate amount of the limit: U.S.$1.0
Investment Fund Securities to be	billion (approximately ¥89.6 billion)
Offered or Sold:

Note: The Yen amount is translated for convenience at the rate of $1.00 = ¥89.55 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot Dollars by telegraphic transfer against Yen on January 30, 2009). The same applies hereafter.

Places where a copy of this Securities Registration

Statement is available for Public Inspection

Not applicable.

Note:

The address stated under “Place of Business” and “Place of Liaison Contact” above will be relocated to Marunouchi Park Building, 6-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8222, Japan as from May 7, 2009.

CONTENTS

PART I.	INFORMATION CONCERNING THE SECURITIES

PART II.	INFORMATION CONCERNING THE FUND

I.	DESCRIPTION OF THE FUND
II.	FINANCIAL HIGHLIGHTS
III.	SUMMARY OF INFORMATION CONCERNING
FOREIGN INVESTMENT TRUST SECURITIES
IV.	ITEMS OF DETAILED INFORMATION ON THE FUND

PART III.	DETAILED INFORMATION OF THE FUND

I.	ADDITIONAL INFORMATION OF THE FUND
II.	PROCEDURES, ETC.
III.	MANAGEMENT AND ADMINISTRATION
IV.	FINANCIAL CONDITIONS OF THE FUND
V.	RECORD OF SALES AND REPURCHASE

PART IV.	SPECIAL INFORMATION

I.	OUTLINE OF THE TRUST
II.	OUTLINE OF THE OTHER RELATED COMPANIES
III.	OUTLINE OF SYSTEM OF INVESTMENT TRUSTS
IV.	FORM OF FOREIGN INVESTMENT FUND SECURITIES
V.	MISCELLANEOUS

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:	Vanguard Wellesley Income Fund
(hereinafter referred to as the “Fund”)

2. NATURE OF FOREIGN	Investor Shares (hereinafter referred to as the
INVESTMENT FUND SECURITIES	“Shares”)
CERTIFICATES:	Registered Shares with par value $0.001 per Share.
Additional offering type (“Tsuikagata”)
No rating has been acquired.

3. TOTAL AMOUNT OF	The approximate amount of the limit: U.S.$1.0 billion
OFFERING PRICE:	(approximately ¥89.6 billion)

Note 1: The Yen amount is translated for convenience at the rate of U.S.$1.00 = ¥89.55 (the mean of the exchange rate quotations by The Bank of Tokyo - Mitsubishi, Ltd. for buying and selling spot U.S. Dollars by telegraphic transfer against Yen on January 30, 2009). The same applies hereafter.

4. ISSUE PRICE:	The Net Asset Value per Share to be calculated on a Fund
Business Day immediately after an application for purchase is received by the Fund. “Fund Business Day” shall mean a day
on which the New York Stock Exchange is open for business.
The Issue Price is available at the Place of Subscription as set forth in Nr.9 herein below.

5. SALES CHARGE:	None.
Account Administration Fee at an annual rate of 0.63%
(0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder
quarterly in arrears. For Shareholder accounts which are
redeemed partially or in full prior to the end of the quarter, the
Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and
assessed at the time of each redemption. Quarterly
assessments shall be net of any fees charged for partial
redemptions during the quarter.

6. MINIMUM AMOUNT OR	Minimum shares shall be integral multiples of five (5)
NUMBER OF SHARES:	shares.

7. PERIOD OF	From: April 1, 2009 (Wednesday)
SUBSCRIPTION:	To: March 31, 2010 (Wednesday)
Provided that the subscription is handled only on a Fund
Business Day when sales handling companies are open for
business in Japan, with the exception of a day in which the
next business day is a national holiday in Japan.

8. PLACE OF	Monex, Inc.
SUBSCRIPTION:	Pacific Century Place Marunouchi 19F, 11-1,
Marunouchi 1-chome, Chiyoda-ku, Tokyo
(hereinafter referred to as the “Distributor” or “Sales Handling
Company”)
(Note) Subscription will be handled at the head office and
branch offices of the above-mentioned Sales Handling
Company in Japan as well as online.

9. DATE OF PAYMENT:	Investors shall pay the Offering Price to the
Distributors in Japan within four (4) business days in Japan from and including the day when the Distributors in Japan
confirm the execution of the application (the “Trade Date”).
The total issue price for each application day for subscription will be transferred in U. S. Dollars by each Distributor in Japan to the Fund’s custodian within one (1) Fund Business Day
after the subscription date (“Payment Date”).

10. PLACE OF PAYMENT	The subscription is handled at the head office and the branch offices of the Distributor.

11. TRANSFER AGENT	Not applicable

12. MISCELLANEOUS

(1) There is no deposit for Subscription.

(2) Outline of Underwriting, etc.

(a) The Distributor undertakes to sell the Shares in accordance with an agreement with The Vanguard Group, Inc. in connection with the sale of the Shares in Japan.

(b) During the offering period, each Distributor in Japan will execute or forward the purchase orders and repurchase requests of the Shares received directly to the Fund's Transfer Agent.

Note: Sales Handling Company means an intermediary financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of Shares of the Fund, act as agent for a distributor for subscription or redemption of Shares of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(c) The Fund has appointed Vanguard Investments Japan, Ltd. as the Agent Company in Japan.

(Note)

“The Agent Company” shall mean a sales handling company who is a member of the Japan Securities Dealers Association (“JSDA”) which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to JSDA and other Sales and Repurchase Handling Companies rendering such other services.

(3) Method of Subscription:

Investors who subscribe for Shares shall enter with the Distributor or Sales Handling Company an agreement concerning the foreign securities transactions. For this purpose, the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and investors shall submit to the Sales Handling Company an Application for opening of Transactions Account opened in accordance with such Agreement.

The subscription amount shall be paid in Yen in principal and the Yen exchange rate shall be the rate to be determined by the Sales Handling Company based on the foreign exchange rate of the foreign exchange market in Tokyo on the Trade Date of each application.

No interest accrues on the subscription money.

The subscription amount shall be paid in U.S. Dollars to the Fund's Custodian by each Distributor on the Payment Date.

(4) Offerings other than in Japan:

In parallel with the Offering, Investor Shares are offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund

VANGUARD WELLESLEY INCOME FUND (the “Fund” or the “Trust”) seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

The Trust was organized as a Delaware corporation in 1968, was reorganized as a Maryland corporation in 1973, and then was reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Wellesley Income Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. The Trust currently offers the Investor shares of following fund in Japan:

Vanguard Wellesley Income Fund

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

(2) Structure of the Fund

(A) Structure of the Fund

Related Parties of the Fund

(B) Agreements made between Investment Manager and the Related Companies

Assignment	Companies	Agreements
Investment Manager Transfer and Dividend-Paying Agent	The Vanguard Group, Inc.	Investment management and transfer and dividend-paying agency services are provided to the Fund under the Fourth Amended and Restated Funds' Service Agreement (Note 1) dated June 15, 2001.
Custodian	JPMorgan Chase Bank	Custody services to the Fund are provided under a Global Custody Agreement (Note 2) dated June 25, 2001 (as amended from time to time).
Investment Advisor	Wellington Management Company, LLP	Investment advisory services are provided to the Fund under an Amended and Restated Investment Advisory Agreement dated (Note 3) July 1, 2005 (as amended from time to time).
Agent Company	Vanguard Investments Japan, Ltd.	Agent Company Agreement with respect to the sale of the Fund’s Shares in Japan under an Agent Company Agreement (Note 4) dated September 26, 2005.

(Note 1)

“The Fourth Amended and Restated Funds’ Service Agreement” shall mean the agreement between the Trust and The Vanguard Group by which the Fund entrusted the powers in respect of management and administration, etc. to The Vanguard Group.

(Note 2)	“The Global Custody Agreement” shall mean the agreement between the Custodian and the Trust by which the Custodian agrees to provide services such as custody of the assets of the Fund.

(Note 3)	“The Investment Advisory Agreement” shall mean the agreement between the Investment Advisor and the Trust by which the Investment Advisor agrees to provide investment advisory services to the Fund.

(Note 4)

“The Agent Company Agreement” shall mean the agreement by which the Agent Company in Japan which was appointed by the Management Company, agrees to distribute the prospectuses regarding the shares of the Fund, publication of the Net Asset Value per Share and the distribution of the documents such as the management reports, etc. to be required in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers’ Association.

(C) Outline of the Trust

Trust	Vanguard Wellesley Income Fund
Law of Place of Incorporation

The Trust was organized as a Delaware corporation in 1968, reorganized as a Maryland corporation in 1973, and then reorganized as a Delaware statutory trust in May 1998. The Trust is registered with the SEC under the 1940 Act as an open-end, diversified management investment company.

Purpose of the Company	The Trust was established to conduct, operate, and carry on the business of a management investment company registered under the 1940 Act through one or more series investing primarily in securities.
Amount of Capital Stock	Not applicable.
History of the Company	September 24, 1968:	Organized as a Delaware corporation
	January 10, 1973:	Reorganized as a Maryland
corporation
	January 23, 1998:	Execution of the Agreement and
Declaration of Trust
	May 1, 1998:	Reorganized as a Delaware statutory
trust
	July 19, 2002:	Execution of the Amended and
Restated Agreement and Declaration
of Trust
Major Shareholders	As of the date hereof, no person owned of record 5% or more of the outstanding Shares of the Fund.
Name and Title of Representative	John J. Brennan, Chairman

2. INVESTMENT POLICY

(1) Investment Objective

The Fund seeks to provide long-term growth of income and a high and sustainable level of current income, along with moderate long-term capital appreciation.

Primary Investment Strategies

The Fund invests approximately 60% to 65% of its assets in investment-grade fixed income securities that the Investment Advisor believes will generate a reasonable level of current income, including corporate, U.S. Treasury, and government agency bonds, as well as mortgage-backed securities. The remaining 35% to 40% of Fund assets are invested in common stocks of companies that have a history of above-average dividends or expectations of increasing dividends.

This document describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s Board of Trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote.

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income, capital appreciation and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.

MARKET EXPOSURE

Bonds

The Fund invests approximately 60% to 65% of its assets in bonds.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk for the Fund should be moderate because the average duration of the Fund’s bond portfolio is intermediate-term, and also because the Fund’s equity portfolio consists mainly of income-generating stocks, which are moderately sensitive to interest rate changes.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the value of three noncallable bonds of different maturities, each with a market value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond*
Type of Bond (Maturity)	After a 1% Increase	After a 1% Decrease	After a 2% Increase	After a 2% Decrease
Short-Term (2.5 years)	$977	$1,024	$955	$1,048
Intermediate-Term (10 years)	926	1,082	858	1,172
Long-Term (20 years)	884	1,137	786	1,299
*Assuming a 5% coupon

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular. Also, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for short-term bonds and lower for long-term bonds.

Because bond and stock prices often move in different directions, the Fund’s stock holdings help to reduce - but not eliminate-some of the bond - price fluctuations caused by changes in interest rates. Likewise, stock market volatility may not have as dramatic an effect on the Fund as it would on a fund made up entirely of stocks.

Stocks

The remaining 35% to 40% of the Fund’s assets are invested in stocks.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor’s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns (1926–2008)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	-43.1	–12.4	–1.4	3.1
Average	11.6	10.3	10.9	11.3

All market indexes referenced in this document are the exclusive property of their respective owners.

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2008. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.3%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund’s stock portfolio as of September 30, 2008, was $41.6 billion.

As of September 30, 2008, the Fund had invested 14.5% of its net assets (and 38.2% of its equity securities) in its top ten stock holdings.

Security Selection

The Investment Advisor invests approximately 60% to 65% of the Fund’s assets in investment-grade bonds and approximately 35% to 40% of the Fund’s assets in dividend-paying common stocks. Although the mix of stocks and bonds varies from time to time, depending on the Advisor’s view of economic and market conditions, generally bonds can be expected to represent at least 60% of the Fund’s holdings.

The Fund is run according to traditional method of active investment management.

Securities are bought and sold based on the Advisor’s judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates.

The Fund is generally managed without regard to tax ramifications.

The Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Bonds

The Investment Advisor selects investment-grade bonds that it believes will generate a high and sustainable level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, and asset-backed bonds, as well as mortgage-backed securities. The bonds are bought and sold according to the Investment Advisor’s judgment about bond issuers and the general direction of interest rates, within the context of the economy in general. Although the Fund does not have specific maturity guidelines, the average duration of the Fund’s bond portfolio as of September 30, 2008, was 5.8 years.

A breakdown of the Fund’s bond holdings (which amounted to 61.8% of net assets) as of September 30, 2008, follows:

Type of Bond	Percentage of Fund’s Bond Holdings
Industrial	33.4%
Finance	27.9%
Utilities	9.7%
Foreign Issuers	8.2%
Government Mortgage-Backed	8.2%
Asset-Backed / Commercial Mortgage-Backed	0.2%
Other	4.8%
Treasury / Agency	7.6%

Keep in mind that, because the bond makeup of the Fund changes daily, this listing is only a “snapshot” at one point in time.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause that bond to decline.

The Investment Advisor purchases bonds that are of investment-grade quality - that is, bonds rated at least Baa3 by Moody’s Investors Service, Inc., or BBB- by Standard & Poor’s - and, to a lesser extent, unrated bonds that are of comparable credit quality in the Advisor’s opinion. The dollar-weighted average credit quality of bonds held by the Fund, as of September 30, 2008, was Aa3, according to Moody’s.

The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds; many (but not all) agency bonds have the same guarantee. The government does not, however, guarantee its bonds’ prices. In other words, although Treasury and agency bonds enjoy the highest credit ratings, their prices – like the prices of other bonds in the Fund – will fluctuate with changes in interest rates.

While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond fund investors – bond calls.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low to moderate for the Fund because it invests only a limited portion of its assets in callable bonds and mortgage-backed securities.

To help protect the Fund’s corporate bond holdings against call risk, the Investment Advisor purchases bonds that have reasonable protection from being called.

Bond issuers take advantage of falling interest rates by calling corporate bonds. With mortgage-backed securities, it is the mortgage holder – such as the U.S. home owner – who benefits from lower rates.

Stocks

The Fund’s stocks are chosen primarily for their dividend-producing capabilities, but must also have the potential for moderate long-term capital appreciation. The Investment Advisor looks for stocks of companies that either offer significant dividends now or expect to increase their dividends in the future. This income orientation leads the Fund to invest in stocks with higher than market-average dividend yields. As a result, the Fund’s equity holdings are expected to have more of a value orientation than a growth orientation.

The Fund is subject to investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Fund’s average turnover rate for the past five years has been about 21.6%. (A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in bonds and stocks, the Fund may make other kinds of investments to achieve its objective.

Although the Fund typically does not make significant investments in securities, it reserves the right to invest up to 25% of its assets this way. Non-U.S. securities may be traded on U.S. or non-U.S. markets.

To the extent that it owns non-U.S. securities, the Fund is subject to country risk and currency risk, Country risk is the chance that world events - such as political upheaval, financial problems, or natural disasters - will adversely affect the value of securities issued by companies in non-U.S. countries. In addition, the prices of non-U.S. stocks and the prices of U.S. stocks have, at times, moved in opposite directions, Currency risk is the chance that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may also invest in fixed-income securities issued by non-U.S. governments and by companies domiciled outside the United States; however, these securities must be valued in U.S. dollars and meet the Fund’s credit quality standards. With respect to its investments in non-U.S. bonds, the Fund is subject to country risk.

The Fund may invest in securities that are convertible into common stocks, as well as invest modestly in collateralized mortgage obligations (CMOs).

The Fund may also invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of the Fund that invest in non-U.S. securities can use these contracts to guard against unfavorable changes in U.S. dollar/foreign currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value during non-U.S. market downswings.

CASH MANAGEMENT

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives of ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies- for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments - in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Background

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading

The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF™ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request - including exchanges from other Vanguard funds - without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except for certain cases, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use pricing as described in "Part III-III-1.- (1) Valuation of Assets". Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

(2) Objects of Investment

Some of the investment policies described below and in the preceding section set forth percentage limitations on the Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The following policies and explanations supplement the Fund’s investment objective and policies set forth above. With respect to the different investments discussed below, the Fund may acquire such investments to the extent consistent with its investment objective and policies.

Repurchase Agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker or dealer, and simultaneously agrees to resell the security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Investment Advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker or dealer party to a repurchase agreement relating to the Fund. The aggregate amount of any such agreements is not limited except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Securities Lending. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

The terms and the structure of the loan arrangements, as well as aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund's total assets, and require that (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e. the borrower “marks-to-market" on a daily basis), (3) the loan be made subject to termination by the Fund at any time, and (4) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the Fund’s Board of Trustees.

At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if the Fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending funds net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. The Boards of Trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investing opportunity or additional borrowing costs.

Restricted and Illiquid Securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. The Fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time.

Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreement have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) municipal lease obligation, (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, (the “1933 Act”), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers.

If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund’s Board of Trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While the Fund’s Investment Advisor monitors the liquidity of restricted securities on a daily basis, the Fund's Board of Trustees oversees and retains ultimate responsibility for the Advisor’s liquidity determinations. Several factors that the Trustees considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security’s issuer.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers.

The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorshop and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreement with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government sponsored enterprise established by U.S. Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The Fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as the Fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indices) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading “Borrowing” section of the Statement of Additional Information available in English upon request.

An option on a futures contract (or “futures option”) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the exercise or strike price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A Fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction in accordance with the requirements described under the heading “Borrowing” section of the Statement of Additional Information available in English upon request.

The Fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or non-U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

Temporary Investments. The Fund may take temporary defensive positions that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse or unusual market, economic, political or other conditions as determined by the Advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment objective.

3. Structure of the Management

(i) Structure of the Investment Management

Wellington Management Company, LLP (Wellington Management) serves as investment advisor to the Fund. As of September 30, 2008, Wellington Management managed approximately $486 billion in assets. Wellington Management manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

The managers primarily responsible for the day-to-day management of the Fund are listed in section (3)(iii).

The Fund entered into an investment advisory agreement with Wellington Management to manage the investment and reinvestment of the Fund’s assets. In this capacity, Wellington Management continuously reviews, supervises, and administers the Fund’s investment program. Wellington Management discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

(ii) Decision-Making Process of the Investment Management Policy

The Fund has an investment objective as well as primary investment strategies and policies that it uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental, and may be changed without a shareholder vote.

The Fund is run according to traditional methods of active investment management. Securities are bought and sold based on the advisor’s judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates.

(iii) Duties and Powers

As stated above, Wellington Management serves as investment advisor to the Fund. The portfolio managers of the Fund are:

John C. Keogh, Senior Vice President, Partner, and Fixed Income Portfolio Manager of Wellington Management is manager of the fixed income portion of the Wellesley Income Fund .

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management. Mr. Reckmeyer has managed the stock portion of the Fund since 2007.

As stated above, Vanguard’s Portfolio Review Group, as well as the officers and trustees of the Fund, supervise and oversee Wellington Management’s activities related to the Fund.

(4) Distribution Policy

The Fund distributes to Shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions generally occur annually in December.

Investors in Japan will receive distributions of income dividends or capital gains in cash.

(5) Investment Limitations

The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of Shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

(1) Borrowing. The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

(2) Commodities. The Fund may not invest in commodities. The Fund may invest in futures contracts on securities and indexes. The Fund may also invest in options on futures and options on securities and indexes. No more than 5% of the Fund’s total assets may be used as initial margin deposit and premium for futures contracts, and no more than 20% of the Fund’s total assets may be invested in futures contracts or options at any time.

(3) Diversification. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government or its agencies or instrumentalities.

(4) Illiquid Securities. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

(5) Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry.

(6) Investing for Control. The Fund may not invest in a company for the purposes of controlling its management.

(7) Loans. The Fund may not lend money to any person except by purchasing fixed-income securities that are publicly distributed or customarily purchased by institutional investors, or by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard’s interfund lending program.

(8) Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund’s investment policies relating to commodities.

(9) Pledging assets. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

(10) Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate, or interests therein.

(11) Senior Securities. The Fund may not issue senior securities, except in compliance with the 1940 Act.

(12) Underwriting. The Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All investment limitations must comply with applicable regulatory requirements. For more details, see “Investment Policies”.

None of these limitations prevents the Fund from having an ownership interest in Vanguard . As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.

Investment Policies Relating to the Sale of Investor Shares of the Fund in Japan. In connection with the offering of the Fund’s Investor Shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund may not:

(1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of the Fund’s net assets;

(2) Together with other mutual funds managed by The Vanguard Group, Inc., acquire more than 50% of the outstanding voting securities of any issuer;

(3) Invest more than 15% of its net assets in illiquid securities (which includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); and

(4) Sell securities short at any time in excess of its net asset value.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as (1) shares of the Fund are qualified for offer or sale in Japan, and (2) the undertaking is required by “Standards of Selection of Foreign Investment Fund Securities” established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

3. INVESTMENT RISKS

(1) Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

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With approximately 60% to 65% of its assets allocated to bonds, the Fund is proportionately subject to bond risks: Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause prices of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call ( repay) securities with higher coupons or interest rates before their maturity dates. The Fund would then lose potential price appreciation and would

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be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

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With approximately 35% to 40% of its assets allocated to stocks, the Fund is proportionately subject to stock risks: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from value stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

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The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Futures Contracts and Options on Futures Contracts - Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or a future option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an Exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

The Fund bears the risk that its Investment Advisor will incorrectly predict future market trends. If the Investment Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breached its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

U.S. Federal Tax Treatment of Futures Contracts. The Fund is required for U.S. federal income tax purposes to recognize for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the Fund.

In order for the Fund to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of non-U.S. currencies or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

The Fund will distribute to Shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and Shareholders will be advised on the nature of the distributions.

U.S. Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the U.S. federal income tax treatment of certain transactions denominated in a currency other than the U.S. Dollar or determined by reference to the value of one or more currencies other than the U.S. Dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in U.S. Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. Dollar by a taxpayer whose functional currency is the U.S. Dollar is also treated as a transaction subject to the special currency rules. However, non-U.S. currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, non-U.S. currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss non-U.S. currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The U.S. Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the U.S. Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as non-U.S. equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. Dollar-denominated investments and non-U.S. currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

(2) Management Structure for the Risks

The Fund Compliance Group regularly reviews the Fund’s investments and operations to determine that the Fund remains in compliance with all applicable regulatory requirements.

4. FEES AND TAX

(1) Sales Charge

(a) Sales charge in overseas markets:

No sales charge will be charged in overseas markets.

(b) Sales charge in Japan:

No sales charge will be charged in Japan.

(2) Repurchase Charge

(a) Repurchase charge in overseas markets:

No repurchase charge will be charged in overseas markets.

(b) Repurchase charge in Japan:

No repurchase charge will be charged in Japan.

(3) Management Fee, etc.

(a)Trustee Fees:

The same individuals serve as Trustees of all 155 U.S. registered Vanguard funds, and each fund pays a proportionate share of the Trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent Trustees (i.e., the ones who are not also officers of the funds) in three ways:

* The independent Trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled Board meetings.

* The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

* Upon retirement (after attaining age 65 and completing five years of service), the independent Trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible Trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the Trustees’ former retirement plan. Each eligible Trustee’s separate account will be credited annually with interest at a rate of 7.5% until the Trustee receives his or her final distribution. Those independent Trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. Brennan serves as a Trustee, but is not paid in this capacity. He is, however, paid in his role as an Officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard funds.

VANGUARD WELLESLEY INCOME FUND TRUSTEES’COMPENSATION TABLE

Names of Trustees	Aggregate Compensation from this Fund (1)	Pension or Retirement Benefits Accrued as Part of this Fund’s Expenses (1)	Accrued Annual Retirement Benefit at January 1, 2008 (2)	Total Compensation from All Vanguard Funds Paid to Trustees(3)
John J. Brennan	None	None	None	None
Charles D. Ellis	$1,522	N/A	N/A	$152,500
Emerson U. Fullwood (4)	$888			148,200
Rajiv L. Gupta	$1,522	N/A	N/A	$152,500
Amy Gutmann	$1,522	N/A	N/A	$148,200
JoAnn Heffernan Heisen	$1,522	$650	$2,733	$152,500
André F. Perold	$1,522	N/A	N/A	$152,500
Alfred M. Rankin, Jr.	$1,764	$787	$5,355	$176,700
J. Lawrence Wilson	$1,522	$830	$7,783	$152,500

(1)	The amounts shown in this column are based on the Fund’s fiscal year ended September 30, 2008.
(2)

Each Trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a Trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the Trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3)	The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 155 Vanguard funds for the 2008 calendar year.
(4)	Mr. Fullwood became a member of the Fund’s board effective January 2008.

(b) Management Expenses:

The Fund’s total annual operating expenses for Investor Shares as of September 30, 2008, were 0.25% of net assets.

At September 30, 2008, the Fund had contributed 0.01% of its net assets to The Vanguard Group, Inc. for corporate management, administrative, marketing, and distribution services.

For the fiscal year ended September 30, 2008, the Fund incurred 0.23% of The Vanguard Group, Inc.’s management (including transfer agency) and administrative expenses, and 0.02% of the marketing and distribution expenses. The Fund paid $6,333,000 in investment advisory expenses to the Investment Advisor for the same period.

(4) Other Expenses

Account Administration Fee

In Japan, an Account Administration Fee at the rate of 0.63% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which the Shareholder holds the Shares and assessed at the time of redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

The Account Administration Fee shall be calculated and collected from each Shareholder in the following manner.

1. At the end of each calendar quarter, the Shareholder's average daily account will be calculated in respect of the Fund. This initial calculation is in Yen.

2. A fee of one quarter of the 63 basis point (60 basis point excluding tax) annual fee will be calculated based on the average account balance so calculated. (Note that in the case of Shareholder accounts which are partially or fully redeemed prior to the end of each calendar quarter, the fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.)

3. Please confirm with the Agent Company or each Distributor as to the method of collecting the Account Administration Fee.

(5) Tax Treatment of Shareholders in Japan

The tax treatment of shareholders in Japan of funds shall be as follows. Shares of this Fund are not listed on any stock exchange.

(1)	Distributions to be made by funds will be treated as distributions made by publicly offered, domestic, share investment trusts.
(2)	When an individual receives a distribution from a fund, the tax on that distribution is treated as follows.

If a tax declaration is to be filed with respect to a distribution of funds paid to individuals on or after January 1, 2009, the shareholder may select self-assessed separate taxation treatment, in addition to the consolidated tax treatment, in respect of the aggregate amount of distribution income from listed shares etc. (which means those listed shares etc. provided for in the Special Taxation Measures Law, hereinafter the same) subject to the tax declaration. For the period from January 1, 2009 through December 31, 2010, the amount of distribution income of listed shares etc. subject to the selection of self-assessed separate taxation treatment, tax is applied at 10% (7% income tax, 3% local tax) with respect to the portion equal to or less than 1,000,000 yen for the year and at 20% (15% income tax, 5% local tax) with respect to the portion over 1,000,000 yen for the year (on and after January 1, 2011, the self-assessed separate taxation rate will be a uniform 20% (15% income tax, 5% local tax)). If the non-tax-reporting treatment is selected, there will be no additional tax to be levied other than the withholding tax (at 10% (7% income tax, 3% local tax) from January 1, 2009 through December 31, 2010, and at 20% (15% income tax, 5% local tax) on and after January 1, 2011), provided, however, that shareholders those who receive certain distributions etc. from listed shares etc. during that year in an aggregate amount exceeding 1,000,000 yen are not able to select the non-tax-reporting treatment with respect to distributions etc. from listed shares etc. that it received in that year. If self-assessed separate taxation treatment is selected, distribution income may be set off against any capital gains or losses from listed shares etc.

(3)

Distributions (including differences, in terms of the fund’s denominated currency, between the redemption amount and the amount equal to the capital of the fund) to be made by the fund to Japanese corporate shareholders up until March 31, 2009, will be subject to 7% (income tax only) withholding tax (on and after April 1, 2009, 15% (income tax only) will be withheld). The provisions of Japanese tax laws allowing corporations to make certain deductions from taxable income, which may otherwise apply to distributions paid by a domestic corporation, do not apply.

(4)

Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. When the recently signed U.S.-Japan tax treaty enters into force (after the treaty is ratified) such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.

(5)	When individual shareholders transfer their shares or request repurchase of their shares, tax will be levied as follows:

The amount (in yen) of the transfer price of the shares minus the shareholder’s acquisition cost (in yen), will be treated as transfer income from shares etc. and, for the period from January 1, 2009 through December 31, 2010, the amount of transfer income relating to listed shares etc. the portion of which is equal to or less than 5,000,000 yen for the year will be taxed at 10% (7% income tax, 3% local tax), and the portion exceeding 5,000,000 yen for the year will be taxed at 20% (15% income tax, 5% local tax) (a uniform tax rate of 20% (15% income tax, 5% local tax) will apply on and after January 1, 2011). If the non-tax-reporting treatment is selected, there will be no additional tax to be levied other than the withholding tax (at 10% (7% income tax, 3% local tax) from January 1, 2009 through December 31, 2010, and at 20% (15% income tax, 5% local tax) on and after January 1, 2011), provided, however, that shareholders who receive transfer income relating to listed shares etc. during that year in an aggregate amount exceeding 5,000,000 yen are not able to select the non-tax-reporting treatment with respect to that transfer income. Any capital gains or losses that arise in that transfer may be set off against any capital gains or losses from other shares etc. and against the distribution income from listed shares etc.

(6)	Shares may be handled in a specified account.
(7)	In certain cases, a report of payments will be filed with the chief of the tax office with respect to distributions and to transfer and repurchase payments.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

(Admiral Shares and Investor Shares)

		(as of the end of January, 2009)
Type of Assets	Name of Country	Market Value Total Dollar	Investment Ratio (%)
	United States	$3,364,920,935.18	29.87%
Common Stocks	United Kingdom	$240,304,735.04	2.13%
	France	$157,067,408.65	1.39%
	Spain	$47,293,588.61	0.42%
	Netherlands	$39,956,839.00	0.35%
	Canada	$36,661,947.00	0.33%
Sub-total		$3,886,205,453.48	34.50%
	United States	$4,891,437,558.15	43.43%
Bonds	Austria	$18,029,180.00	0.16%
	Australia	$80,015,172.50	0.71%
	Canada	$489,384,540.00	4.34%
	United Kingdom	$194,342,579.75	1.73%
	Chile	$9,122,868.75	0.08%
	Germany	$52,144,600.00	0.46%
	France	$89,759,100.00	0.80%
	Japan	$36,727,600.00	0.33%
	Cayman Islands	$38,035,520.00	0.34%
	Luxembourg	$19,318,208.00	0.17%
	Netherlands	$211,917,750.00	1.88%
	New Zealand	$18,407,796.30	0.16%
	Other	$167,467,190.00	1.49%
Sub-total		$6,316,109,663.45	56.08%
Mortgage/Asset Backed Bonds	United States	$895,508,518.74	7.95%
Sub-total		$11,097,823,635.67	98.53%
Cash, Deposit and Other Assets		$165,663,578.58	1.47%
(After Deduction of Liabilities)
Total (Net Asset Value)		$11,263,487,214.25	100.00%

Note 1: Total Net Asset Value for Investor Shares is: $6,597,044,663.

Note 2: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereafter.

(2) Investment Assets

(A) Names of Major Portfolio Equity Shares

[See the attached worksheet.]

(B) Investment Properties

Not Applicable.

(C) Other major Investment Assets

Not Applicable.

(3) Results of Past Operations

(A) Record of Changes in Net Assets

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of January, 2009 is as follows:

(Investor Shares)

	Total Net Asset Value		Net Asset Value per
	Dollar (millions)	Yen (millions)	Dollar	Yen
The 29th Fiscal Year Ended on December 31, 1999	6,976	624,701	18.85	1,688
The 30th Fiscal Year Ended on December 31, 2000	6,558	587,269	20.34	1,821
The 31st Fiscal Year Ended on September 30, 2001	6,493	581,448	20.69	1,853
The 32nd Fiscal Year Ended on September 30, 2002	6,985	625,507	19.08	1,709
The 33rd Fiscal Year Ended on September 30, 2003	8,171	731,713	20.25	1,813
The 34th Fiscal Year Ended on September 30, 2004	8,851	792,607	21.11	1,890
The 35th Fiscal Year Ended on September 30, 2005	7,954	712,281	21.66	1,940
The 36th Fiscal Year Ended on September 30 2006	7,580	678,789	21.95	1,966
The 37th Fiscal Year Ended on September 30, 2007	8,038	719,803	22.30	1,997
The 38th Fiscal Year Ended on September 30, 2008	7,280	651,924	19.60	1,755
February	7,752	694,192	21.36	1,913
March	7,789	697,505	21.21	1,899
April	7,915	708,788	21.46	1,922
May	7,861	703,953	21.34	1,911
June	7,592	679,864	20.36	1,823
July	7,548	675,923	20.39	1,826
August	7,577	678,520	20.55	1,840
September	7,280	651,924	19.60	1,755
October	6,647	595,239	18.19	1,629
November	6,631	593,806	18.25	1,634
December	6,875	615,656	18.40	1,648
2009 End of January	6,597	590,761	17.55	1,572

(B) Record of Distributions Paid

Amount of distributions per Share for the following fiscal years and for each month during the current fiscal year are shown below.

(Investor Shares)

	Total Distributions
	Dollar	Yen
The 29th Fiscal Year (1/1/99 – 12/31/99)	2.365	212
The 30th Fiscal Year (1/1/00 – 12/31/00)	1.460	131
The 31st Fiscal Year (1/1/01 – 09/30/01)	0.870	78
The 32nd Fiscal Year (10/1/01 – 09/30/02)	1.667	149
The 33rd Fiscal Year (10/1/02 – 09/30/03)	0.855	77
The 34th Fiscal Year (10/1/03 – 09/30/04)	0.855	77
The 35th Fiscal Year (10/1/04 – 09/30/05)	0.893	80
The 36th Fiscal Year (10/1/05 – 09/30/06)	1.287	115
The 37th Fiscal Year (10/1/06 – 09/30/07)	2.136	191
The 38th Fiscal Year (10/1/07 – 09/30/08)	1.260	113
2008 End of February	NA
March	0.230	21
April	NA
May	NA
June	0.252	23
July	NA
August	NA
September	0.240	21
October	NA
November	NA
December	0.585	52
2009 End of January	NA

(C) Record of Changes in Annual Return

Fiscal Year	Annual Return

29th Fiscal Year (1/1/99 – 12/31/99)	-4.09%
30th Fiscal Year (1/1/00 – 12/31/00)	15.65%
31st Fiscal Year (1/1/01 – 09/30/01)	6.00%
32nd Fiscal Year (10/1/01 – 09/30/02)	0.28%
33rd Fiscal Year (10/1/02 – 09/30/03)	10.61%
34th Fiscal Year (10/1/03 – 09/30/04)	8.47%
35th Fiscal Year (10/1/04 – 09/30/05)	6.84%
36th Fiscal Year (10/1/05 – 09/30/06)	7.28%
37th Fiscal Year (10/1/06 – 09/30/07)	11.33%
38th Fiscal Year (10/1/07 – 09/30/08)	-6.46%

(Note) Annual Return (%) = 100 x (a – b) / b

a = Net Asset Value per share at the end of the fiscal year including total amount of distributions made during such fiscal year

b = Net Asset Value per share after distribution at the end of the previous fiscal year.

(D) Miscellaneous (Investor Shares)

(i) Total Return

Total Return represents past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both the share price and return can fluctuate widely. An investor’s shares, when redeemed, could be worth more or less than their original cost. The average annual return includes the fluctuation of the price of the shares, distribution and capital gains; however, the returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(As of the end of January, 2009)

	past 1 month	past 1 year	past 3 years	past 5 years	past 10 years	Since the establishment
Wellesley Income Fund	-4.62%	-13.29%	0.07%	2.29%	4.49%	9.85%

* The date of the establishment is July 1, 1970.

(ii) Annual performance (Calendar year)

Year	Capital Return	Income Return	Total Return
2008	-14.18%	4.34%	-9.84%
2007	1.23%	4.38%	5.61%
2006	6.70%	4.58%	11.28%
2005	-0.59%	4.07%	3.48%
2004	3.39%	4.18%	7.57%
2003	5.1%	4.6%	9.7%
2002	-0.05%	4.69%	4.64%
2001	2.20%	5.16%	7.39%
2000	10.02%	6.15%	16.17%
1999	-9.17%	5.03%	-4.14%
1998	6.43%	5.41%	11.84%
1997	13.79%	6.40%	20.19%
1996	3.33%	6.09%	9.42%
1995	21.55%	7.36%	28.91%
1994	-10.16%	5.72%	-4.44%
1993	8.16%	6.48%	14.65%
1992	1.62%	7.06%	8.67%
1991	12.86%	8.71%	21.57%
1990	-4.29%	8.04%	3.76%
1989	11.81%	9.13%	20.93%
1988	4.74%	8.88%	13.61%
1987	-8.10%	6.18%	-1.92%
1986	9.25%	9.09%	18.34%

* The date of the establishment is July 1, 1970.

(iii) Monthly performance

	Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)
July, 1990	0.68	July, 1994	2.60	July, 1998	-1.29	July, 2002	-2.09
August, 1990	-3.97	August, 1994	0.94	August, 1998	-2.43	August, 2002	0.86
September, 1990	-0.43	September, 1994	-2.67	September, 1998	5.54	September, 2002	-2.67
October, 1990	1.36	October, 1994	-0.06	October, 1998	0.31	October, 2002	2.31
November, 1990	3.53	November, 1994	-1.37	November, 1998	2.38	November, 2002	2.36
December, 1990	2.05	December, 1994	1.03	December, 1998	0.46	December, 2002	0.82
January, 1991	1.25	January, 1995	2.87	January, 1999	-0.50	January, 2003	-1.56
February, 1991	2.59	February, 1995	3.08	February, 1999	-2.86	February, 2003	0.10
March, 1991	1.39	March, 1995	1.06	March, 1999	0.76	March, 2003	-0.11
April, 1991	1.02	April, 1995	2.00	April, 1999	3.22	April, 2003	3.40
May, 1991	1.31	May, 1995	5.45	May, 1999	-0.69	May, 2003	4.24
June, 1991	-1.29	June, 1995	0.87	June, 1999	-0.07	June, 2003	0.18
July, 1991	2.43	July, 1995	0.21	July, 1999	-1.64	July, 2003	-3.38
August, 1991	2.37	August, 1995	1.66	August, 1999	-0.95	August, 2003	0.40
September, 1991	1.92	September, 1995	2.31	September, 1999	-0.53	September, 2003	1.72
October, 1991	1.62	October, 1995	0.76	October, 1999	0.88	October, 2003	0.44
November, 1991	-0.28	November, 1995	2.81	November, 1999	-0.68	November, 2003	0.54
December, 1991	5.52	December, 1995	2.68	December, 1999	-1.04	December, 2003	3.52
January, 1992	-2.77	January, 1996	0.93	January, 2000	-1.01	January, 2004	0.48
February, 1992	-0.11	February, 1996	-2.18	February, 2000	-3.00	February, 2004	1.38
March, 1992	-0.57	March, 1996	0.03	March, 2000	5.61	March, 2004	0.34
April, 1992	2.04	April, 1996	-0.61	April, 2000	0.16	April, 2004	-2.17
May, 1992	2.11	May, 1996	0.30	May, 2000	1.27	May, 2004	-0.34
June, 1992	1.07	June, 1996	1.33	June, 2000	-0.63	June, 2004	1.12

	Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)
July, 1992	3.99	July, 1996	-0.91	July, 2000	198	July, 2004	0.34
August, 1992	0.49	August, 1996	0.92	August, 2000	2.93	August, 2004	2.07
September, 1992	1.03	September, 1996	2.89	September, 2000	1.85	September, 2004	0.66
October, 1992	-1.51	October, 1996	4.14	October, 2000	1.21	October, 2004	0.66
November, 1992	0.66	November, 1996	3.69	November, 2000	1.20	November, 2004	0.89
December, 1992	2.10	December, 1996	-1.30	December, 2000	3.80	December, 2004	1.96
January, 1993	1.98	January, 1997	1.32	January, 2001	0.25	January, 2005	-0.09
February, 1993	3.40	February, 1997	0.67	February, 2001	1.23	February, 2005	1.25
March, 1993	1.31	March, 1997	-2.55	March, 2001	-0.07	March, 2005	-1.41
April, 1993	0.16	April, 1997	2.16	April, 2001	1.88	April, 2005	0.94
May, 1993	0.52	May, 1997	2.65	May, 2001	1.02	May, 2005	1.07
June, 1993	2.36	June, 1997	2.20	June, 2001	-0.18	June, 2005	0.87
July, 1993	0.98	July, 1997	5.97	July, 2001	1.80	July, 2005	0.09
August, 1993	3.37	August, 1997	-2.24	August, 2001	0.67	August, 2005	0.78
September, 1993	0.65	September, 1997	3.66	September, 2001	-0.56	September, 2005	-0.25
October, 1993	0.45	October, 1997	0.67	October, 2001	0.43	October, 2005	-1.34
November, 1993	-2.23	November, 1997	2.44	November, 2001	0.14	November, 2005	1.03
December, 1993	0.93	December, 1997	1.89	December, 2001	0.57	December, 2005	0.53
January, 1994	1.87	January, 1998	0.78	January, 2002	0.45	January, 2006	0.85
February, 1994	-2.96	February, 1998	1.27	February, 2002	1.65	February, 2006	0.80
March, 1994	-3.36	March, 1998	2.51	March, 2002	-0.10	March, 2006	-1.58
April, 1994	0.11	April, 1998	0.00	April, 2002	0.70	April, 2006	1.09
May, 1994	0.66	May, 1998	0.81	May, 2002	1.33	May, 2006	-0.66
June, 1994	-1.12	June, 1998	1.11	June, 2002	-0.93	June, 2006	0.58

	Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)		Net Asset Value in dollar (%)
July, 2006	2.14	April, 2007	1.73	January, 2008	-0.82	October, 2008	-7.19
August, 2006	1.81	May, 2007	0.45	February, 2008	- 1.31	November, 2008	0.33
September, 2006	1.23	June, 2007	-2.22	March, 2008	-0.71	December, 2008	4.07
October, 2006	1.64	July, 2007	-0.73	April, 2008	1.16	January, 2009	-4.62
November, 2006	1.30	August, 2007	1.42	May, 2008	-0.56
December, 2006	0.65	September, 2007	0.68	June, 2008	-3.14
January, 2007	0.32	October, 2007	0.94	July, 2008	0.15
February, 2007	0.91	November, 2007	-0.18	August, 2008	0.78
March, 2007	0.63	December, 2007	-2.89	September, 2008	-3.47

(iv) The contents of the portfolio (as of the end of January, 2009)

Fund Asset Allocation

Cash	1.47%
Bonds	64.03%
Shares	34.50%

The fluctuation of sell and purchase (annual base)	27.1%
The ratio of cash holdings	1.5%

Characteristics of Share

The number of the shares	57
The average market capital (Median)	36.4 billion dollars
PER	10.1 x
PBR	1.6 x
ROE	21.7%
The growth rate of profit	10.3%
Shares of non-U.S. issuers	4.6%

Characteristics of Bonds

The number of the brands of the Bonds	293
The ultimate return	5.9%
The average coupon	5.7%
The average year of return	9.2 years
The average quality of bonds	Aa3
The average of duration	5.6 years

Diversification by issuer [The percentage of bonds]

Industrial	34.9%
Finance	29.9%
Utilities	9.8%
Government Mortgage-Backed	9.3%
Non-U.S.	8.7%
U.S. Treasury / Agency	3.1%
Asset-Backed	0.0%
Commercial Mortgage-Backed	0.0%
Others	4.3%
Total	100.0%

Diversification by rating [The percentage of the bonds]

USTz	0.0%
Agcy	0.0%
Aaa	21.4%
Aa1	6.3%
Aa2	5.0%
Aa3	8.2%
A1	17.3%
A2	17.6%
A3	7.2%
Baa1	7.4%
Baa2	7.0%
Baa3	1.7%
Ba1	0.0%
Ba2	0.0%
Ba3	0.0%
B1	0.0%
B2	0.0%
B3	0.0%
Caa1	0.0%
Caa2	0.0%
Caa3	0.0%
Ca	0.0%
C	0.0%
DEFAULT	0.0%
NOT RATED	0.9%
Total	100.0%

(v) Risk analysis (as of the end of January, 2009)

R Squared	0.95
Beta	0.86

* R Squared and Beta are calculated from trailing 36-month fund returns relative to the Dow Jones Wilshire 5000 Index.

* “R Squared” is a measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

* “Beta” is a measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a Beta of 1.00. Compared with a given index, a fund with a Beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.

6. SUMMARY OF THE PROCEDURES

[The summary of "II. PROCEDURES, ETC." referred to in Part III below is stated here.]

7. SUMMARY OF MANAGEMENT AND ADMINISTRATION

[The summary of "III. MANAGEMENT AND ADMINISTRATION" referred to in Part III below is stated here.]

II. FINANCIAL HIGHLIGHTS

[Omitted]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the Shares is The Vanguard Group, Inc., whose mailing address is P.O. Box 2600, Valley Forge, Pennsylvania 19482.

The Japanese investors who entrust the custody of their Shares to a Sales Handling Company shall have their Shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of Shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual Shareholders' meetings. Special Shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION ON THE FUND

[The headings of sections/clauses/paragraphs under PART III DETAILED INFORMATION OF THE FUND are set out here.]

PART III DETAILED INFORMATION OF THE FUND

I. ADDITIONAL INFORMATION OF THE FUND

1. HISTORY OF THE FUND

September 24, 1968:	Organized as a Delaware corporation

January 10, 1973:	Reorganized as a Maryland corporation

January 23, 1998:	Execution of the Agreement and Declaration of Trust

May 1, 1998:	The Trust was reorganized as a Delaware statutory trust

July 19, 2002:	Execution of the Amended and Restated Agreement and Declaration
of Trust

2. OUTLINE OF LAWS REGULATING THE FUND IN THE JURISDICTION WHERE ESTABLISHED

The Trust was created under, and is subject to, the General Laws and the common law of the State of Delaware. With respect to its operations, the Fund is also subject to the 1940 Act, as amended, the United States Internal Revenue Code, as amended, and regulations promulgated under each statute. With respect to the sale of its Shares, the Fund is subject to the 1933 Act, the Securities Exchange Act of 1934, the "Blue Sky" laws (state securities laws of the various states in the United States) and the regulations promulgated under such laws.

The substance of the governing law is as follows:

a.	Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq. ("Treatment of Delaware

Statutory Trusts") NOTE: This chapter was amended, effective 9/1/2002 to change the term “business trust” to “statutory trust”.

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act, which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable to the statutory trust or to any beneficial owner for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or to the beneficial owners, such persons' duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable to the statutory trust, any beneficial owner, or any trustee for their good faith reliance on the provisions of the trust agreement.

b.	Delaware Common Law

Common law is a non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware are applicable to Delaware Statutory Trusts and trustees of such trusts.

c.	Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of a fund's assets and, more generally, a fund's business and conduct.

d.	Securities Act of 1933

The 1933 Act regulates the sales of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

e.	Securities Act of 1934

The Securities Exchange Act of 1934 (the "1934 Act") regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities markets as well as extensive regulations relating to securities dealers.

f.	The Internal Revenue Code of 1986

The Code provides for the qualification of a fund to be treated as a regulated investment company.

3. OUTLINE OF THE SUPERVISORY AUTHORITY

The Fund is subject to supervision by the SEC and the securities authorities of the various U.S. states.

a. The SEC

(i) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(ii) Suspension or revocation of registration as a registered investment company

(Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(iii) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain U.S. federal securities laws.

(iv) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell Shares to the public, the Fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it does not comply with the requirements of Form N-1A, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(v) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(vi) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

b. State Securities Supervisory Authorities

(i) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and certain investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(ii) Provisions concerning registration of securities

Most of the 50 states require notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(iii) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in a fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES)

a.	Procedures for Subscription in the United States

Investors buy Shares at the Fund's NAV as of their “trade date”. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), receive a trade date of the same day, and purchase requests received after that time will receive a trade date of the first business day following the date of receipt.

b.	Procedures for Subscription in the United States

In Japan, Shares of the Fund are offered on any Fund Business Day (i.e., any day on which the New York Stock Exchange is open for trading) when sales handling companies are open for business in Japan (with the exception of a day in which the next business day is a national holiday in Japan) during the subscription period mentioned in “8. Period of Subscription, Part I Information Concerning Securities” of the securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account (the “Contract”) and receive from such investors an application for requesting the opening of a transactions account under the Contract. The minimum shares to open an account shall be five shares.

The issue price for Shares during the subscription period shall be, in principal, the NAV per Share next calculated after the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company accepts the order. The payment and delivery shall be made in Yen on the fourth business day from and including the Trade Day. No sales charge is added in Japan, provided, however, that an Account Administration Fee at an annual rate of 0.63% (0.60% excluding tax) multiplied by the Shareholder's average account balance shall be assessed upon each Shareholder quarterly in arrears. For Shareholder accounts which are redeemed partially or in full prior to the end of each quarter, the Account Administration Fee shall be charged in proportion to the period in which such shareholder holds the shares and assessed at the time of each redemption. Quarterly assessments shall be net of any fees charged for partial redemptions during the quarter.

Shareholders will receive from the Sales Handling Company a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in Yen in principal and the applicable exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by the Sales Handling Company. The payment by the investor to the Distributor may be made in U.S. Dollars to the extent that the Sales Handling Companies can agree.

In addition, the Sales Handling Companies in Japan who are members of the Japan Securities Dealers Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than ¥100,000,000 or the Shares otherwise cease to comply with the “Standards of Selection of Foreign Investment Fund Securities" established under the Rules of Foreign Securities Transactions by the Japanese Securities Dealers Association.

2. PROCEDURES FOR REPURCHASE OF SHARES

a.	Procedures for Repurchase in the United States

Investors can request a redemption of Shares at any time from their Fund account in any one of three ways: online, by telephone, or by mail. Shares are redeemed at the Fund's next-determined NAV after Vanguard receives the redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., U.S. Eastern time), your shares are redeemed at that day’s NAV. This is known as your trade date. No charge is made by the Fund for redemptions. The proceeds of a redemption may be worth more or less than the Shareholder’s cost, depending on the market value of the securities held by the Fund.

b.	Procedures for Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares. Repurchase requests in Japan may be made to the Sales Handling Company on a Fund Business Day that is also a business day of the Sales Handling Companies in Japan (with the exception of a day in which the next business day is a national holiday in Japan). The Sales Handling Company shall send such requests to The Vanguard Group, Inc. One share is acceptable as the minimum redemption amount.

The price a Shareholder in Japan will receive is the NAV next calculated after the Fund receives the repurchase request from the Sales Handling Company. The payment of the price shall be made in Yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in U.S. Dollars. The payment for repurchase proceeds shall be made on the fourth business day of the Sales Handling Companies in Japan from and including the Trade Day.

As to the Account Administration Fee, the Distributor shall have the right to redeem shares from the Fund in respect of which the Account Administration Fee is collected. Please refer to each Distributor for details of procedures of redemption of the shares.

c.	Suspension of Repurchase:

The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

The Trust has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

III. MANAGEMENT AND ADMINISTRATION

1. OUTLINE OF MANAGEMENT OF ASSETS, ETC.

(1) Valuation of Assets

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., U.S. Eastern time. Each Share Class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds non-U.S. securities that trade on non-U.S. markets that are open.

Stocks held by a Vanguard fund are valued at their “market value” when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any non-U.S. securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When the Fund determines that pricing-service information or reliable market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its “fair-value”; (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with non-U.S. securities, which may trade on non-U.S. exchanges that close many hours before the Fund's pricing time. Intervening events might be company-specific (e.g., earnings reports, merger announcement); country specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in the U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities, -for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV. The Fund also may use fair-value pricing on bond market holidays when the Fund is open for business (such as Columbus Day and Veterans Day). Fair-value prices are determined by Vanguard according to procedures adopted by the Board of Trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various “Vanguard” headings.

(2) Conversion of Shares

In Japan, Shares cannot be converted to securities of other classes or series of the Trust.

(3) Custody of Shares

To eliminate the need for safekeeping, the Fund will not issue certificates for Shares.

(4) Duration Period

Unless terminated as provided in the Agreement and Declaration of the Trust, the Trust shall continue without limitation of time.

(5) Fiscal Year

The accounts of the Fund will be closed each year on September 30th.

(6) Miscellaneous

(a)	Dissolution of Fund

The Trust may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders. Any series may be terminated at any time by the Trustees upon 60 days prior written notice to the Shareholders of that series.

(b)	Procedures concerning the Changes of Agreements between the Related Companies:of Fund

(i) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment thereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

In Japan, material changes in the Agreement and Declaration of Trust shall be published or notice thereof shall be sent to the Japanese Shareholders.

(ii) Agent Company Agreement

Agent Company Agreement shall be effective until terminated upon notice, three (3) months prior to the termination date, in writing to the other party.

(iii) Shares Distribution and Redemption Agreement

Shares Distribution and Redemption Agreement shall continue in effect until terminated upon three (3) months' prior notice in writing to the other party to the agreement. The Agreement shall be governed by and construed in accordance with the laws of Japan. Any action brought under the agreement for indemnification or otherwise shall be brought in the Tokyo District Court and VGI submits to jurisdiction of the Tokyo District.

(iv) Investment Advisory Agreement

Investment Advisory Agreement may be terminated at any time without penalty either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to Investment Advisor, and this Agreement may be terminated by Investment Advisor on ninety days’ written notice to the Fund.

(v) Global Custody Agreement

Either party may terminate Global Custody Agreement by notice in writing, delivered or dispatched by registered mail to the other party hereto, not less than sixty (60) days' prior to the date upon which such termination becomes effective.

The agreement shall be subject to and construed in accordance with law of New York State.

(vi) Funds’ Service Agreement

Either party may terminate Investment Fund Service Agreement by notice in writing, delivered or dispatched by registered mail to the other party, not less than ninety (90) days prior to the date upon which such termination becomes effective.

2.	OUTLINE OF DISCLOSURE SYSTEM

(A) Disclosure in U.S.A.

(i) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the 1940 Act.

(ii) Disclosure to Shareholders

In accordance with the 1940 Act, the Fund is required to send to its Shareholders annual and semi-annual reports containing financial information.

(B) Disclosure in Japan:

a.	Disclosure to the Supervisory Authority

(i)	Disclosure Required under the Financial Instruments and Exchange Law:

When the Trustees intend to offer the Shares of the Fund amounting to 100 million Yen or more in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance the securities registration statement together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

The Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical to Part I and Part II of the securities registration statement. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

(ii)	Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Management Company conducts business of offering for sale Shares of the Fund, it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to as the “Investment Trusts Law”). In addition, if the Management Company amends the Agreement and Declaration of Trust, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b.	Disclosure to Japanese Shareholders:

In the case where the Agreement and Declaration Trust is to be amended and the amendment is significant or the case where the Fund is to be merged with another fund, the Management Company shall notify in writing unitholders known in Japan of contents of the amendment and reasons therefore, etc. at least 14 days before such amendment or merger. The Japanese Shareholders will be notified of the material facts which would change their position, including notices from the Management Company, through the Distributor or the Sales Handling Companies.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the Shareholders known in Japan.

3. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(1)	Rights of Shareholders and Procedures for Their Exercise:

Shareholders in Japan must generally register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the Sales Handling Company. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Contract with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i)	Voting rights

Shareholders of the Fund are entitled to vote on a matter if: (i) the matter concerns an amendment to the Agreement and Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of the Fund or any class; (2) the Trustees determine that it is necessary or desirable to obtain a Shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a Shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of Shareholders representing 10% or more of the Fund’s net assets to change any fundamental policy of the Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, Shareholders of the Fund receive one vote for each U.S. Dollar of net asset value owned on the record date, and a fractional vote for each fractional Dollar of net asset value owned on the record date. However, only the Shares of the Fund affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

Shareholders in Japan are entitled to receive from the Sales Handling Companies pursuant to the Account Agreement to be entered between a Sales Handling Company and a Shareholder notices of the Fund, whereby Shareholders have the Sales Handling Company exercise their voting rights.

(ii)	Repurchase rights

Shareholders are entitled to request repurchase of Shares at the Shares’ Net Asset Value.

(iii)	Rights to receive dividends

The Shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No Shares have priority or preference over any other Shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund, and will be paid ratably to all Shareholders of the Fund (or class) according to the number of Shares of the Fund (or class) held by Shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

(iv)	Right to receive distributions upon dissolution

Shareholders of the Fund are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

(v)	Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, and at the discretion of the Court the accounting books and the minutes of any Shareholders' meetings.

(2)	Foreign Exchange Control:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3)	Agent in Japan:

Mori Hamada & Matsumoto

Marunouchi Kitaguchi Building

6-5, Marunouchi 1-chome

Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of;

(i) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(ii) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering concerned as well as for the continuous disclosure and filing the notification with the Commissioner of the Financial Services Agency is the following person:

Ken Miura

Attorney-at-law

Mori Hamada & Matsumoto

Marunouchi Kitaguchi Building

6-5, Marunouchi 1-chome

Chiyoda-ku, Tokyo

(4)	Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3)(ii) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto. The enforcement procedures of the judgment are done in accordance with the Japanese laws.

Tokyo District Court

1-4, Kasumigaseki 1-chome

Chiyoda-ku, Tokyo

II. FINANCIAL CONDITIONS OF THE FUND

1.	FINANCIAL STATEMENTS

[Omitted]

2.	CONDITION OF THE FUND

Statement of Net Assets

(Admiral Shares and Investor Shares)

(As of the end of January 2009)
	US $	JPY
	(in thousands, except row e)
a. Total Assets	11,347,014,760.22	1,016,125,172
b. Total Liabilities	83,527,545.97	7,479,892
c. Total Net Assets (a-b)	11,263,487,214.25	1,008,645,280
d. Total Number of Shares
Outstanding	485,653,896	Shares
e. Net Asset Value
Per Share (c/d)	23.19	2,077

(Note 1)	Total Net Assets for Investor Shares is: $6,597,044,663.47
(Note 2)	Total Number of Shares Outstanding for Investor Shares: 375,908,699
(Note 3)	Net Asset Value Per Share for Investor Shares: $17.55

V. RECORD OF SALES AND REPURCHASE

Record of sales and repurchase as of the end of each fiscal year and number of Outstanding Shares of the Fund as of the end of each fiscal year are as follows:

(Investor Shares)
	Number of	Number of	Number of
	Shares Sold	Shares Repurchased	Outstanding Shares
	(000)	(000)	(000)

The 29th Fiscal Year	74,058	88,183	370,016
1/1/99-12/31/99	(-)	(-)	(-)

The 30th Fiscal Year	38,765	86,399	322,381
1/1/00-12/31/00	(117,940)	(375)	(117,565)

The 31st Fiscal Year	54,183	62,786	313,778
1/1/01-09/30/01	(137,525)	(7,676)	(247,414)

The 32nd Fiscal Year	105,604	53,204	366,179
10/1/01-09/30/02	(363,195)	(65,001)	(545,608)

The 33rd Fiscal Year	104,220	66,957	403,442
10/1/02-09/30/03	(189,565)	(178,501)	(556,672)

The 34th Fiscal Year	83,106	67,347	419,201
10/1/03-09/30/04	(189,750)	(106,652)	(639,770)

The 35th Fiscal Year	98,422	150,365	367,258
10/1/04-09/30/05	(300,548)	(194,811)	(745,507)

The 36th Fiscal Year	65,163	87,144	345,277
10/1/05-09/30/06	(198,065)	(190,301)	(753,271)

The 37th Fiscal Year	84,788	69,571	360,494
10/1/06-09/30/07	(156,150)	(172,808)	(736,613)

The 38th Fiscal Year	75,859	64,877	371,476
10/1/07-09/30/08	(89,030)	(105,780)	(719,863)

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE TRUST

1. Outline of the Trust

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the Management of the Fund

The Trustees have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Agreement and Declaration of Trust. The Agreement and Declaration of Trust provides that the Trustees have the power to do all things and execute all instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Fund.

The number of Trustees shall be from 1 to 15 as fixed from time to time by the Trustees. If any vacancies shall exist, the remaining Trustees shall fill such vacancy by appointing such other individual as they in their discretion shall see fit. A Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of each series. The Trustees shall hold office during the lifetime of this Fund and until its termination or until he or she resigns, is removed or dies.

The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue Shares and to authorize the division of Shares into one or more series. The assets of each series shall irrevocably belong to that series for all purposes. The variations in the relative rights, privileges and preferences as between the different series shall be fixed and determined by the Trustees. The Trustees may authorize the division of Shares of any series into Shares of one or more classes of such series, with such variations between classes as may be approved by the Board of Trustees.

Under the Agreement and Declaration of Trust, the Shareholders have the power, as and to the extent provided therein, to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1 of the Agreement and Declaration of Trust, and (ii) with respect to such additional matters relating to the Fund as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof, and (iii) on such other matters as the Trustees may consider necessary or desirable unless otherwise required by law, each Shareholder shall have one vote for each U.S. Dollar (and a fractional vote for each fractional Dollar) of the net asset value of each Share (including fractional Shares) held by such Shareholder on the record date on each matter submitted to a vote at a meeting of Shareholders. There shall be no cumulative voting in the election of Trustees. Votes may be made in person or by proxy. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Meetings of the Shareholders may be called by the Trustees. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by delivering personally or mailing such notice not more than ninety (90), nor less than ten (10) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Fund.

Except as otherwise provided by the 1940 Act or in the Agreement and Declaration of Trust, at any meeting of Shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt By-Laws not inconsistent with the Agreement and Declaration of Trust to provide for the conduct of the business of the Fund. The By-Laws contemplate that the Trustees shall elect a Chairman, a President, a Treasurer and a Secretary. The Trustees may elect or appoint such other officers or agents as the business of the Fund may require. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agent. The Trustees may amend or repeal the By-Laws of the Trust to the extent such power is not reserved to the Shareholders.

The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the Chairman or by any Trustee. Notice of the time and place of each meeting other than regular or stated meetings shall be mailed to each Trustee at least two days before the meeting, or shall be telegraphed, cabled, or wirelessed to each Trustee, or personally delivered to him at least one day before the meeting.

A majority of the Trustees present in person at any regular or special meeting of the Trustees shall constitute a quorum for the transaction of business at such meeting. Except as otherwise required by law, the Agreement and Declaration of Trust or the Trust's By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting at which a quorum is present, or by written consent of all of the Trustees.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers and Shareholders of the Fund under the circumstances and on the terms specified therein.

2. Description of Business and Outline of Operation

The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund’s assets. The Trust has retained The Vanguard Group, Inc., as Investment Management Company and Transfer and Dividend-Paying Agent, Wellington Management Company, LLP, as the Investment Advisor, and JPMorgan Chase Bank, as Custodian, to hold the assets of the Trust in custody.

3. Financial Conditions of the Management Company

Not Applicable.

4. Restrictions on Transactions with Interested Parties:

The Fund may not sell, purchase or loan securities (excluding Shares in the Fund) or grant or receive a loan or loans to or from the Investment Advisor, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major Shareholders (meaning a Shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding Shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

5. Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed by, among other things, a vote representing two-thirds of the total net asset value of all shares of the Fund. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate, provided, however, that the number of Trustees shall in no event be more than 15. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be restated or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which has not been disclosed. The fiscal year-end for Vanguard Wellesley Income Fund is September 30th.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1. NAME, AMOUNT OF CAPITAL AND DESCRIPTION OF BUSINESS

(A) The Vanguard Group, Inc. (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)

(1)	Amount of Capital (as of the end of January, 2009)

$250,000,000 (approx. ¥22,387.5 million).

(2)	Description of Business

The Vanguard Group, Inc. was established in 1974 under the laws of Pennsylvania and is registered as an investment advisor under the Investment Advisors Act of 1940. The Vanguard Group, Inc. was established and operates under an Amended and Restated Funds' Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in The Vanguard Group, Inc. as contributions to Vanguard’s capitalization, and that there is no limit on the U.S. Dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts which each of the funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. At September 30, 2008, the Fund had contributed capital of $1,113,000 to Vanguard, representing 0.01% of the Fund’s net assets, and 1.11% of Vanguard’s capitalization.

(B) JPMorgan Chase Bank (the “Custodian”)

(1) Amount of Capital as of the end of December 2007

$82.26 billion (unaudited) (approximately ¥7,366.4 billion)

(2) Description of Business

JPMorgan Chase Bank engages in business as a financial institution.

(C) Wellington Management Company, LLP (the "Investment Advisor”)

(1) Amount of Capital

Not applicable. The partners' contribution to the Fund as of the end of December, 2008 is $308,839,000 (unaudited) (approximately ¥27,656.53 million).

(2) Description of Business

Wellington Management Company, LLP ("WMC") is an investment advisory firm founded in 1928. WMC managed more than $486 billion in assets, including all or part of 16 Vanguard funds as of September 30, 2008. WMC manages the Fund subject to the supervision and oversight of the officers and Trustees of the Fund.

(D) Vanguard Investments Japan, Ltd. (the "Agent Company")

(1) Amount of Capital:

¥ 293.5 million as of the end of January 2009.

(2) Description of Business:

Vanguard Investments Japan, Ltd. performs first financial instruments business in Japan.

(E) Monex, Inc. (the “Distributor”)

(1) Amount of Capital:

¥7,425,000,000 as of the end of January 2009.

(2) Description of Business:

Monex, Inc. performs first financial instruments business in Japan.

2. OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(A) The Vanguard Group, Inc. (the “Investment Manager" and the "Transfer and Dividend-Paying Agent”)

The Vanguard Group, Inc. acts as investment manager and transfer and dividend-paying agent to the Fund.

(B) JPMorgan Chase Bank (the “Custodian”)

JPMorgan Chase Bank serves as the Fund’s custodian. The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

(C) Wellington Management Company, LLP (the "Investment Advisor”)

The Fund employs WMC under an investment advisory agreement to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. The Fund pays WMC its advisory fee at the end of each fiscal quarter. The fee is based on certain annual percentage rates applied to the Fund's average month-end net assets for each quarter. The advisory fee may be increased or decreased by applying an adjustment reflecting the investment performance of the Fund relative to the investment performance of a composite benchmark, weighted 65% in the Barclays Capital Credit A or Better Bond Index and 35% in the FTSE High Dividend Yield Index. The investment performance will be based on the cumulative total return of the Fund over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the benchmark for the same period. Please note that over time, changes in the Investment Advisor’s relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in an increase or decrease in the expenses borne by the Fund shareholders.

Under the terms of an SEC exemptive order, the Fund's Board of Trustees may, without prior approval from Shareholders, change the terms of an advisory agreement or hire a new investment advisor - either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to Shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group, Inc. may provide investment advisory services to the Fund, on an at-cost basis, at any time.

(D) Vanguard Investments Japan, Ltd. (the "Agent Company")

Vanguard Investments Japan, Ltd. acts as the Agent Company in Japan.

(E) Monex, Inc. (the “Distributor”)

Monex, Inc. acts as the Distributor in Japan.

3. CAPITAL RELATIONSHIPS

The Trust contributed 1.11% of the capitalization of The Vanguard Group, Inc. as of September 30, 2008.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

A. Outline of the Investment Trusts in Delaware

Delaware statutory trusts are governed by Chapter 38 of Title 12 of the Delaware Code. See PART III. DETAILED INFORMATION OF THE FUND - Section I. -2 for a summary of the provisions contained in Chapter 38. To form a trust, a governing instrument is entered into and a certificate of trust is filed with the Secretary of State of the State of Delaware. Delaware statutory trusts are a common organizational form for U.S. registered management investment companies, commonly called "mutual funds".

B. The System of Mutual Funds created as Delaware Statutory Trusts in Delaware

A Delaware statutory trust is in the widest sense a business organization like a corporation or partnership. It can issue shares (beneficial interests) which may be freely transferred; the holders of such shares may receive dividends out of the income of the trust; and the management is separate from the ownership of each organization. Except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, the business and affairs of a Delaware statutory trust shall be managed by or under the direction of its trustees. See section 3806 of the Delaware Statutory Trust Act.

Additionally, as a registered investment company (mutual fund), a Delaware statutory trust is regulated by the 1940 Act and other related U.S. federal and state laws. As long as a Delaware statutory trust operates as a registered mutual fund, the shareholders of the trust derive certain rights and protections under the U.S. federal securities laws. Such federal laws prohibit all false and misleading statements or omissions of material facts from the contents of the mutual fund's registration statement filed with the SEC. Further, various securities laws contain similar prohibitions in connection with the offer, sale and advertising of mutual funds.

(1) Formation of a Delaware Statutory Trust

A Delaware statutory trust is formed by a governing instrument ("Agreement and Declaration of Trust") and the filing of a certificate of trust ("Certificate of Trust") pursuant to section 3810 of the Delaware Statutory Trust Act. Property of the trust is transferred to the trustees in accordance with the Agreement and Declaration of Trust, and the trustees manage and operate the trust for the benefit of the beneficial shareholders, whose shares may be freely transferred.

The Agreement and Declaration of Trust generally contains such matters as the name of the trust, purpose, compensation to be paid to the trustees, powers and responsibilities of the trustees, shareholder meetings, rights of shareholders, payment of dividends, redemption of shares, period and termination of the trust, and the governing law of the trust.

To become a registered mutual fund, a registration statement must be filed with the SEC under the 1933 Act and an election made under the 1940 Act.

(2) Issuance of Shares

In order to issue mutual fund shares, a fund must have a prospectus which contains various items of disclosure relating to the fund and its shares, such as: the fees associated with a purchase of the fund's shares, financial information about the fund for the past five years (or for the length of time the fund has been in operation), the fund's objectives and policies, any investment restrictions, the price at which shares may be purchased, the method by which shareholders may purchase and redeem shares, dividend and tax information relating to the ownership of shares, descriptions of the fund's management and expenses paid by the fund, a description of the fund's shares and any other information the fund desires to provide potential shareholders. The regulations regarding the issuance of a mutual fund's shares are the U.S. federal securities laws, Blue Sky laws and various sections of the Internal Revenue Code. The shares may not be issued unless the fund has an effective registration statement on file with the SEC. Further, each share of stock issued by a mutual fund must be a voting share and have equal voting rights with all other outstanding voting shares.

(3) Management and Operation of a Mutual Fund

Management and operation of a mutual fund is generally conducted by having an investment advisory agreement with an investment advisor. The requirements for becoming an investment advisor for a mutual fund are that the advisor must be a registered investment advisor under the Investment Advisors Act of 1940, and must have been approved by the Board of Trustees/Directors of a fund and its shareholders. The investment advisor discloses certain information to the competent supervisory authorities and the fund's shareholders, in accordance with the investment advisory agreement, with respect to the management and operation of the fund's assets.

An advisory fee calculated in accordance with the net asset value of the fund is paid to the investment advisor. An investment advisor generally executes an investment advisory agreement with a fund relating to the investment and reinvestment of the fund's assets. Such investment and reinvestment must be conducted subject to the investment objectives and restrictions provided for in the prospectus and other governing instruments.

a. Valuation of Assets

The fund's net asset value per share is calculated each business day of the fund, and it is furnished to the Financial Industry Regulatory Authority ("FINRA"). Major newspapers in the United States obtain the information from the FINRA and report such information on a daily basis. The total net asset value of the fund is determined by subtracting the fund's total liabilities from its total assets. The net asset value per share of the fund is determined by dividing the fund's net assets by the total number of shares outstanding at the time of calculation.

b. Sale, Redemption and Custody of Shares

(i) The purchase price of a fund's shares will be the net asset value per share next computed after receipt of the sales order by the fund plus the sales charge, if applicable. Such purchase price is set forth in the prospectus.

(ii) Redemption of shares shall be made for one share or its multiple, and the redemption price per share shall be the net asset value per share next computed after receipt by the fund of the order and share certificate if share certificates have been issued. Subject to certain rules of the SEC, the fund may suspend the right of redemption temporarily. The principal underwriter may charge fees upon such redemption.

(iii) Custody of Shares

Investors' shares are usually held in book entry form by the fund's transfer agent. Certificates for shares are issued only on request of the shareholder, if available. The transfer agent will furnish such shareholders with detailed statements of their accounts. In cases where certificates for shares have been issued to investors, such certificates for shares are usually in the custody of the shareholders.

c. Outline of Disclosure Requirements

(i) Disclosure to shareholders

In accordance with the 1940 Act, a fund sends to its shareholders annual and semi-annual reports relating to its operations that contain financial information.

(ii) Disclosure to the SEC

Pursuant to the 1940 Act, a fund reports details of its financial condition and business operations to the SEC by annual and semi-annual reports.

d. Shareholders' Rights and Procedures for the Exercise Thereof

Shareholders must be registered with a fund in order to exercise shareholders' rights directly against the fund. The representative right afforded to shareholders is the voting right. Other rights include the right to receive dividends, the right to receive distributions upon dissolution, the right to inspect accounting books and the like, the right to transfer shares, and other rights with respect to the U.S. registration statement (including the prospectus).

(i) Voting rights

Shareholders are entitled to one vote for each dollar of net asset value (determined as of the applicable record date) and a proportionate fractional vote for each fractional dollar amount owned with respect to any matter Shareholders are entitled to vote under the fund's Declaration of Trust, By-laws or any applicable law. Voting rights shall be exercised at a shareholders meeting, or without a meeting if a consent in writing setting forth such action is signed by the shareholders entitled to vote on a subject matter thereof holding a majority of the shares entitled to vote thereon. Shareholders' meetings shall be convened by the trustees or such other persons as specified in the fund's By-laws, and the meeting shall be held at the head office of the fund or such other place as the trustees may designate. Shareholders representing more than 50% of the outstanding shares entitled to vote being present (including those present by proxy) shall constitute a quorum unless otherwise provided for in any applicable statutes, rules and regulations, and, except as otherwise provided by law, the fund's Declaration of Trust, or By-laws, approval of a matter is given by vote (including vote by proxy) of a majority of the shares present and entitled to vote.

(ii) Redemption rights

Shareholders are entitled to request redemption of shares at their net asset value at any time, provided that the fund may suspend the right of redemption temporarily during the periods subject to the rules of the SEC under the 1940 Act.

(iii) Right to receive dividends

Shareholders are entitled to receive any declared distributions for each share held by them. Record dates are designated for the payment of distributions and payments are usually made during the months in which the record date falls or in the following month.

(iv) Right to receive distributions upon dissolution

Shares are transferable without restriction.

(vii) Rights with respect to the U.S. registration statement

The 1933 Act provides that if any effective part of the registration statement contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading, any person acquiring such security may sue every person who signed the registration statement, every person who was a trustee (or person performing similar functions) of the issuer at the time of filing of the registration statement, certain other persons who prepared any part of the registration statement and every underwriter with respect to such security.

e. Related Company and Others

(i) Investment management company

The investment management company shall manage and operate the assets of a fund subject to the terms of the investment advisory agreement and the fund's investment objectives and restrictions. The requirements for becoming an investment management company are that the manager must be a registered investment advisor under the Investment Advisors Act of 1940 and must have been approved by the Board of Trustees/Directors of a fund and its shareholders.

(ii) Investment advisor

The investment advisor is usually the investment management company which ordinarily sponsors or organizes the mutual fund. The duties of the investment advisor are similar to those of the investment management company and include the management of the fund's investments and performance of certain administrative, clerical, bookkeeping and accounting services as set forth in the investment advisory agreement.

(iii) Underwriter-distributor

The underwriter-distributor is usually connected with the investment advisor. Frequently, the underwriter-distributor is a subsidiary of the investment advisor. The underwriter-distributor must register as a broker-dealer with the SEC and must join the FINRA.

(iv) Custodian

The mutual fund usually appoints a bank to hold its securities and other assets as custodian. The requirements for becoming a custodian of a mutual fund are that the entity be either a bank having aggregate capital, surplus and undivided profits of not less than U.S.$500,000, be a member of a national securities exchange, or be a central certificate depositary established by a national securities exchange or a registered national securities association. A mutual fund may act as its own custodian under certain circumstances.

f. Governing Laws and Competent Authorities

(i) Governing laws regarding the creation and operation of a mutual fund created as a Delaware statutory trust

A Delaware statutory trust is created under the laws of the State of Delaware and is subject to the laws of that state. With respect to its operation as a mutual fund, it is also subject to the 1940 Act, the United States Internal Revenue Code, and regulations promulgated under each statute. With respect to the sale of its shares, the fund is subject to the 1933 Act, the Securities Exchange Act of 1934 (the "1933 Act"), the Blue Sky laws (state securities laws of the various states in the U.S.) and the regulations promulgated under said law. In addition, a Delaware statutory trust and its trustees may be subject to common law principles established through judicial decisions.

The substance of the governing law is as follows:

Delaware Statutory Trust Act (Delaware Code Chapter 38 et seq.("Treatment of Delaware Statutory Trusts"))

Chapter 38 provides as follows:

Delaware has had in effect since October 1, 1988, the Statutory Trust Act which expressly recognizes the Delaware statutory trust. The principal purpose of the Statutory Trust Act is to modernize the common law and provide certainty by codifying Delaware law with respect to the use of trusts in business transactions.

The Statutory Trust Act permits the trust agreement of a statutory trust to establish whatever rights and obligations of the trustees and of the beneficial owners as are desirable. The voting rights of trustees or beneficial owners, or any class or series thereof, may be expanded, limited or eliminated with respect to virtually any matter relating to the statutory trust. This flexibility provides an advantage over alternative forms of business organizations and common law trusts which often are subject to mandatory provisions.

Under the Statutory Trust Act, the beneficial owners of a Delaware statutory trust have the same limitations of personal liability as shareholders of a Delaware corporation. Except to the extent otherwise provided in the trust agreement, a statutory trust is managed by or under the direction of its trustees, who are not liable for the obligations of the statutory trust. The Statutory Trust Act provides that at least one trustee must be a Delaware resident. However, a trust that is or will become a registered investment company is exempt from this requirement. The duties of the trustees may be specified in the trust agreement. Moreover, the trust agreement may provide for the appointment of managers, employees or other persons to manage the statutory trust with such rights, powers and duties as are set forth herein.

To the extent that trustees or other persons who are responsible for managing the statutory trust have duties (including fiduciary duties) and liabilities relating thereto to the statutory trust or the beneficial owners, such persons duties may be expanded or restricted by the trust agreement. In addition, such persons shall not be liable for their good faith reliance on the provision of the trust agreement.

Common Law

Common law is non-statutory law developed through court judgments. Certain legal principles developed through decisions rendered by the courts of the State of Delaware may be applicable to Delaware statutory trusts and trustees of such trusts.

Investment Company Act of 1940

The 1940 Act gives the SEC the authority to enforce the 1940 Act's provisions. The 1940 Act requires an investment company to (i) disclose financial information and fundamental policies, (ii) submit registration statements to the SEC, and (iii) submit and deliver certain reports to the SEC and shareholders. The 1940 Act generally prohibits such companies from changing the nature of their business or other fundamental policies without the approval of the shareholders. The 1940 Act regulates the custody of the fund's assets and, more generally, the fund's business and conduct.

Securities Act of 1933

The 1933 Act regulates the registration of securities. The 1933 Act requires information with regard to securities being issued or sold to be disclosed by means of a registration statement, including a prospectus. The 1933 Act makes any fraudulent act in connection with the issuance or sale of such securities unlawful.

Securities Exchange Act of 1934

The 1934 Act regulates the purchase and sale of securities and pertains to continuous disclosure with respect to securities, proxy statements, unlawful use of inside information and other fraudulent conduct. It also includes provisions relating to the securities market as well as extensive regulations relating to securities dealers.

The Internal Revenue Code of 1986

The Code provides for the qualification of a fund to be treated as a regulated investment company.

(ii) Outline of the Supervisory Authorities

A Delaware statutory trust which operates as a registered investment company is subject to supervision by the SEC and the securities authorities of the various U.S. states.

The SEC

(a) Acceptance of registration applications

(Sections 7 and 8 of the 1940 Act)

An investment company must register with the SEC by filing a notification of registration in such form as the SEC shall prescribe. An investment company is deemed to have been registered when it has filed such registration notification with the SEC. After filing the proscribed notification, an investment company must file a registration statement with the SEC.

(b) Suspension or revocation of registration as a registered investment company

(Section 8 of the 1940 Act)

An investment company may have its registration suspended or revoked by order of the SEC if it fails to submit a registration statement or report or if either is materially defective.

(c) Supervision of changes in trustees and officers

(Section 9(b) of the 1940 Act)

The SEC can prohibit trustees and officers from serving as such in the event they are found to have willfully violated certain federal securities laws.

(d) Examination of registration statement

(Sections 5, 8 and 10 of the 1933 Act)

In order to sell shares to the public, a fund must file a registration statement with the SEC and such statement must have become effective. The registration statement is prepared in accordance with Form N-1A and must include the information required by Form N-1A and, more generally, the 1933 Act and rules thereunder. The SEC will examine the registration statement and, if it is defective, may order its modification or deny its effectiveness. Parts A and B of the Form N-1A registration statement consist of the investment company's prospectus and statement of additional information, respectively.

(e) Supervision of the business

(Section 12 of the 1940 Act)

The SEC regulates the function and activities of investment companies, including such matters as the purchase of securities on margin, short sales of securities, underwriting commitments, acquisition of securities issued by other investment companies, organization of face amount certificate companies, acquisition of voting stock of insurance companies and other matters.

(f) Acceptance of periodic reports

(Section 30 of the 1940 Act)

The SEC requires all investment companies to submit annual and other reports. The SEC regulates the content of these reports, thereby exercising its supervisory authority.

State Securities Supervisory Authorities

(a) Provisions concerning licenses

Most states require brokers, dealers, securities salespersons, and investment advisors either to acquire licenses from the state or, at least, to be registered with a state agency.

(b) Provisions concerning registration of securities

Each of the 50 states requires notification of the availability of shares upon registration of a fund's shares with the SEC prior to any lawful sale or offer to sell.

(c) Provisions concerning prevention of fraud

In general, the Blue Sky Laws provide various sanctions for fraudulent acts in connection with the sale of securities, such as prosecution resulting in fine and/or imprisonment, injunction, an order requiring payment of the deposit, temporary suspension or revocation of license or registration, and civil liability for damages.

g. Dissolution, Termination, etc.

(i) Dissolution and termination

Under the Delaware Statutory Trust Act, the dissolution and termination of a statutory trust are governed by the Agreement and Declaration of Trust. Subject to the terms of the Agreement and Declaration of Trust and applicable securities laws, dissolution and termination may require approval of the trust's Board of Trustees, notification of shareholders and the filing of appropriate documents with the SEC. To liquidate a trust, all of the assets of the trust must be distributed to its creditors and shareholders in accordance with applicable law.

(ii) Amendments to the trust agreements

Amendments to the Agreement and Declaration of Trust of a statutory trust are governed by the terms of the Agreement and Declaration of Trust and applicable securities laws and, subject to the terms of the applicable Agreement and Declaration of Trust and securities laws, may be made by vote or with the written consent of the trustees and, as to some matters which might have detrimental effects upon the shareholders or as may be required by the 1940 act, by approval of the holders of a majority of the outstanding shares.

h. Taxation of the Delaware statutory trust

If a fund complies with the conditions contained in Section 851 of the Internal Revenue Code, the fund is qualified as a regulated investment company. If a fund distributes all of its net investment income and net capital gains, if any, to shareholders annually, it will be relieved of any federal income tax liability. Income dividends and net short-term gains distributions received by shareholders are taxable as ordinary income. Net long-term gains distributions received by shareholders are taxable as long-term capital gains regardless of how long the shareholder has held the shares of the fund.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

No Share certificates of the Fund shall be issued.

V. MISCELLANEOUS

The ornamental design is used in cover page of the Japanese Prospectus.

[Omitted.]